Exhibit 99.2

1 Quaker Chemical Corporation Investor Conference Call August 1, 2014 Second Quarter 2014 Results

Regulation G The attached charts include Company information that does not conform to generally accepted accounting principles (GAAP). Management believes that an analysis of this data is meaningful to investors because it provides insight with respect to ongoing operating results of the Company and allows investors to better evaluate the financial results of the Company. These measures should not be viewed as an alternative to GAAP measures of performance. Furthermore, these measures may not be consistent with similar measures provided by other companies. This data should b e read in conjunction with the C ompany’s second quarter earnings news release dated July 31, 2014, which has been furnished to the SEC on Form 8-K, and the Company’s Form 10-Q for the quarterly period ended June 30, 2014, which has been filed with the SEC. Forward-Looking Statements This presentation may contain forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ ma terially from those projected in such statements. A major risk is that the Company’s demand is largely derived from the demand for its customers’ products, which subjects the Company to downturns in a customer’s business and unanticipated customer production shutdowns. Other major risks and uncertainties include, but are not limited to, significant increases in raw material costs, customer financial stability, worldwide economic and political conditions, foreign currency fluctuations, future terrorist attacks and other acts of violence. Other factors could also adversely affect us. Therefore, we caution you not to place undue reliance on our forward-looking statements. This discussion is provided as permitted by the Private Securities Litigation Reform Act of 1995. Risks and Uncertainties Statement

Speakers Chart #1 Michael F. Barry Chairman of the Board, Chief Executive Officer & President Margaret M. Loebl Vice President, Chief Financial Officer & Treasurer Robert T. Traub General Counsel

Second Quarter 2014 Headlines ▪ 3.5% revenue growth on increased product volume levels ▪ Strong operating income leads 11% increase in non - GAAP earnings per share ▪ Acquisition of remaining 49% interest in Australian affiliate Chart #2

Chairman Comments Second Quarter 2014 ▪ Second Quarter 2014 x Solid volume growth x Growth in North America, China and Europe, partially offset by poor economic conditions in South America x Stable margins despite select market challenges x Strong operating results x Effective business model and competitive position ▪ 2014 Outlook x Expect further share gains and leverage from acquisitions x Some increases in raw material costs x Continue to actively pursue acquisitions “Overall, I continue to remain confident in our future and expect 2014 to be another good year for Quaker as we strive to increase revenue and earnings for the fifth consecutive year.” -- Michael F. Barry, Chairman, CEO & President Chart #3

Chief Financial Officer -- Highlights 1) Solid Volume Increases Net Sales 2) Stable Margins Continue to Drive Strong Operating Results 3) SG&A Down Compared to Second Quarter of 2013 4) Solid Growth in Operating Income and Adjusted EBITDA 5) Higher Operating Income Leads 11% Increase in Non - GAAP Earnings 6) Liquidity is a Quaker Strength Chart #4 Second Quarter 2014

Product Volume by Quarter

Thousand Kilograms

Quaker
It's what's inside that counts.


55,000
50,000
45,000
40,000
35,000
30,000
25,000
4Q08 YTD Avg.
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14

Chart #5

Financial Snapshot Q2 2014 Q2 2013 YTD 2014 YTD 2013 Net Sales ($Mils.) 191.3 184.8 373.0 361.0 Gross Margin (%) 35.7 36.4 35.7 36.0 Operating Margin (%) 10.9 10.7 10.8 10.3 Net Income attributable to Quaker Chemical Corporation ($Mils.) 15.4 16.1 28.2 29.7 Adjusted EBITDA ($Mils.) – Trailing Twelve Months 93.4 84.4 -- -- Adjusted EBITDA Margin (%) 12.6 11.8 -- -- Earnings Per Diluted Share 1.16 1.22 2.13 2.26 Non - GAAP Earnings Per Diluted Share 1.11 1.00 2.07 1.96 Debt ($Mils.) 26.0 23.9 -- -- Equity ($Mils.) 364.7 312.4 -- -- Net Operating Cash Flow ($Mils.) 10.1 16.2 8.3 27.5 Chart #6

Gross Margin Percentage 28.0% 34.7% 35.4% 32.6% 33.7% 35.8% 20.0% 25.0% 30.0% 35.0% 40.0% 2008 2009 2010 2011 2012 2013 Gross Margin Percentage 36.4% 35.9% 35.4% 35.8% 35.7% 20.0% 25.0% 30.0% 35.0% 40.0% Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Gross Margin Percentage Chart #7

Adjusted EBITDA Baseline Historical Performance $40.1 $44.2 $66.8 $73.0 $80.9 $89.6 $99.1 6.9% 9.8% 12.3% 10.7% 11.4% 12.3% 13.3% 2008 2009 2010 2011 2012 2013 Q2 2014 Annualized Adjusted EBITDA ($ Mils.) Adjusted EBITDA Margin (%) 2008 – 2014 Annualized CAGR: 16.3% +640 Margin bps Chart #8

Balance Sheet Net Cash / (Debt) -$100 -$80 -$60 -$40 -$20 $0 $20 $40 $60 $80 2008 2009 2010 2011 2012 2013 Q2 2014 $ Millions Cash ST/LT Debt Net Debt Chart #9

APPENDIX

Non - GAAP Earnings Per Diluted Share Reconciliation Chart #10 Q2 2014 Q2 2013 YTD 2014YTD 2013 GAAP Earnings Per Diluted Share 1.16$ 1.22$ 2.13$ 2.26$ UK pension plan amendment per diluted share -$ -$ 0.05$ -$ Mineral oil excise tax refund per diluted share -$ (0.14)$ -$ (0.14)$ Change in acquisition-related earnout liability per diluted share -$ 0.03$ -$ 0.03$ Cost streamlining inititiatives per diluted share 0.02$ 0.02$ 0.02$ 0.02$ Currency conversion impacts of the Venezuelan Bolivar Fuerte per diluted share 0.02$ -$ 0.02$ 0.03$ Equity income in a captive insurance company per diluted share (0.09)$ (0.13)$ (0.15)$ (0.24)$ Non-GAAP Earnings Per Diluted Share 1.11$ 1.00$ 2.07$ 1.96$

Annualized Adjusted EBITDA Reconciliation

	2008	2009	2010	2011	2012	2013	YTD Q2 2014
Net income	9,833	16,058	32,120	45,892	47,405	56,339	28,157
Depreciation	10,879	9,525	9,867	11,455	12,252	12,339	6,084
Amortization	1,177	1,078	988	2,338	3,106	3,445	1,628
Interest expense	5,509	5,533	5,225	4,666	4,283	2,922	1,106
Taxes on income	4,977	7,065	12,616	14,256	15,575	20,489	13,084
Restructuring and related activities	2,916	2,289	-	-	-	-	-
Non-income tax contingency charge	-	-	4,132	-	-	796	-
Equity affiliate out of period charge	-	-	564	-	-	-	-
Mineral oil excise tax refund	-	-	-	-	-	(2,540)	-
Transition costs related to key employees	3,505	2,443	1,317	-	609	-	-
Non-cash gain from the purchase of an equity affiliate	-	-	-	(2,718)	-	-	-
Change in acquisition-related earnout liability	-	-	-	(595)	(1,737)	(497)	-
Equity loss (income) from a captive insurance company	1,299	162	(313)	(2,323)	(1,812)	(5,451)	(2,071)
Currency conversion impacts of the Venezuelan Bolivar	-	-	322	-	-	357	321
U.S customer bankruptcies	-	-	-	-	1,254	-	-
Cost streamlining initiatives	-	-	-	-	-	1,419	348
UK pension plan amendment	-	-	-	-	-	-	902
Adjusted EBITDA	40,095	44,153	66,838	72,971	80,935	89,618	49,559
Adjusted EBITDA Margin	6.9%	9.8%	12.3%	10.7%	11.4%	12.3%	13.3%
Multiply Adjusted EBITDA by Annual Run Rate	1	1	1	1	1	1	2
Annualized Adjusted EBITDA	40,095	44,153	66,838	72,971	80,935	89,618	99,118

Chart #11

Trailing Twelve Months Adjusted EBITDA Reconciliation

Quaker
It's what's inside that counts.

	I = G + H Trailing Twelve Months Q2 2014	H YTD Q2 2014	G = F - D Last Six Months 2013	F YTD 2013	E = C + D Trailing Twelve Months Q2 2013	D YTD Q2 2013	C = B - A Last Six Months 2012	B YTD 2012	A YTD Q2 2012
Net income	54,794	28,157	26,637	56,339	53,634	29,702	23,932	47,405	23,473
Depreciation	12,298	6,084	6,214	12,339	12,408	6,125	6,283	12,252	5,969
Amortization	3,310	1,628	1,682	3,445	3,404	1,763	1,641	3,106	1,465
Interest expense	2,522	1,106	1,416	2,922	3,464	1,506	1,958	4,283	2,325
Taxes on income	22,612	13,084	9,528	20,489	18,217	10,961	7,256	15,575	8,319
Non-income tax contingency	796	-	796	796	-	-	-	-	-
Mineral oil excise tax refund	-	-	-	(2,540)	(2,540)	(2,540)	-	-	-
Non-cash gain from the purchase of an equity affiliate	-	-	-	-	-	-	-	-	-
Change in acquisition-related earnout liability	(1,172)	-	(1,172)	(497)	(1,062)	675	(1,737)	(1,737)	-
Equity loss (income) from a captive insurance company	(4,391)	(2,071)	(2,320)	(5,451)	(3,956)	(3,131)	(825)	(1,812)	(987)
Currency conversion impacts of the Venezuelan Bolivar	321	321	-	357	357	357	-	-	-
U.S. customer bankruptcies	-	-	-	-	98	-	98	1,254	1,156
Transition costs related to key employees	-	-	-	-	(0)	-	(0)	609	609
Cost streamlining initiatives	1,365	348	1,017	1,419	402	402	-	-	-
UK pension plan amendment	902	902	-	-	-	-	-	-	-
Adjusted EBITDA	93,357	49,559	43,798	89,618	84,426	45,820	38,606	80,935	42,329
Adjusted EBITDA Margin	12.6%	13.3%	11.9%	12.3%	11.8%	12.7%	10.9%	11.4%	11.9%

Chart #12